UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 28, 2019

System Energy Resources, Inc.
(Exact name of registrant as specified in its charter)

Arkansas	1-09067	72-0752777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Echelon Parkway, Jackson, Mississippi		39213
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(601) 368-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 28, 2019, the Mississippi Business Finance Corporation (the “Issuer”) issued and sold in a public offering for the benefit of System Energy Resources, Inc. (the “Company”) $134,000,000 aggregate principal amount of tax-exempt revenue refunding bonds (the “Bonds”).

The Bonds bear interest at the rate of 2.50%, payable semi-annually on April 1 and October 1 of each year, commencing October 1, 2019, and mature on April 1, 2022.

The Bonds were issued under a Trust Indenture, dated as of March 1, 2019 (the “Indenture”), between the Issuer and The Bank of New York Mellon, as Trustee (the “Trustee”), and is payable solely from payments to be made by the Company pursuant to a Loan Agreement, dated as of March 1, 2019, between the Company and the Issuer (the “Loan Agreement”), pursuant to which the Issuer has loaned the proceeds of the Bonds to the Company.

The Bonds are secured by a pledge and assignment by the Issuer to the Trustee of the revenues derived from the payments to be made by the Company pursuant to the Loan Agreement, which payments are intended to be sufficient to enable the Trustee to pay when due the principal of and interest on the Bonds.

The proceeds received by the Issuer from the sale of the Bonds, together with other funds provided by the Company, are being used to refinance the Company’s obligations with respect to an outstanding series of pollution control revenue refunding bonds issued by the Issuer for the benefit of the Company.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Indenture and the Loan Agreement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.

4(a)
Trust Indenture, dated as of March 1, 2019, between the Mississippi Business Finance Corporation and The Bank of New York Mellon authorizing Revenue Refunding Bonds (System Energy Resources, Inc. Project) Series 2019.

4(b)
Loan Agreement, dated as of March 1, 2019, between the Mississippi Business Finance Corporation and System Energy Resources, Inc. relating to Revenue Refunding Bonds (System Energy Resources, Inc. Project) Series 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System Energy Resources, Inc.
(Registrant)
Date: March 28, 2019
/s/ Steven C. McNeal
(Signature) Steven C. McNeal Vice President and Treasurer